FORM OF

AMENDED AND RESTATED BYLAWS
OF
MIND2MARKET, INC.

Adopted by the Board of Directors on _____________, 2005

Article I
SHAREHOLDERS

1. ANNUAL SHAREHOLDERS' MEETING. The annual shareholders' meeting shall be held on the date and at the time and place fixed from time to time by the board of directors.

2. SPECIAL SHAREHOLDERS' MEETING. A special shareholders' meeting for any purpose or purposes, may be called by the board of directors or the president. The Corporation shall also hold a special shareholders' meeting in the event it receives, in the manner specified in Article VII, Section 3, one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing not less than one-tenth of all of the votes entitled to be cast on any issue at the meeting. Special meetings shall be held at the principal office of the Corporation or at such other place as the board of directors or the president may determine.

3. RECORD DATE FOR DETERMINATION OF SHAREHOLDERS.

(a) In order to make a determination of shareholders **(1)** entitled to notice of or to vote at any shareholders' meeting or at any adjournment of a shareholders' meeting, **(2)** entitled to demand a special shareholders' meeting, **(3)** entitled to take any other action, **(4)** entitled to receive payment of a share dividend or a distribution, or **(5)** for any other purpose, the board of directors may fix a future date as the record date for such determination of shareholders. The record date may be fixed not more than seventy days before the date of the proposed action.

(b) Unless otherwise specified when the record date is fixed, the time of day for determination of shareholders shall be as of the Corporation's close of business on the record date.

(c) A determination of shareholders entitled to be given notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which the board shall do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting.

(d) If no record date is otherwise fixed, the record date for determining shareholders entitled to be given notice of and to vote at an annual or special shareholders' meeting is the day before the first notice is given to shareholders.

(e) The record date for determining shareholders entitled to take action without a meeting pursuant to Article I, Section 10 is the date a writing upon which the action is taken is first received by the Corporation.

4. Voting List.

(a) After a record date is fixed for a shareholders' meeting, the secretary shall prepare a list of the names of all its shareholders who are entitled to be given notice of the meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder.

(b) The shareholders' list shall be available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the Corporation's principal office or at a place identified in the notice of the meeting in the city where the meeting will be held.

(c) The secretary shall make the shareholders' list available at the meeting, and any shareholder or agent or attorney of a shareholder is entitled to inspect the list at any time during the meeting or any adjournment.

5. Notice to Shareholders.

(a) The secretary shall give notice to shareholders of the date, time, and place of each annual and special shareholders' meeting no fewer than ten nor more than sixty days before the date of the meeting; except that, if the articles of incorporation are to be amended to increase the number of authorized shares, at least thirty days' notice shall be given. Except as otherwise required by the Colorado Business Corporation Act, the secretary shall be required to give such notice only to shareholders entitled to vote at the meeting.

(b) Notice of an annual shareholders' meeting need not include a description of the purpose or purposes for which the meeting is called unless a purpose of the meeting is to consider an amendment to the articles of incorporation, a restatement of the articles of incorporation, a plan of merger or share exchange, disposition of substantially all of the property of the Corporation, consent by the Corporation to the disposition of property by another entity, or dissolution of the Corporation.

(c) Notice of a special shareholders' meeting shall include a description of the purpose or purposes for which the meeting is called.

(d) Notice of a shareholders' meeting shall be in writing and shall be given

(1) by deposit in the United States mail, properly addressed to the shareholder's address shown in the Corporation's current record of shareholders, first class postage prepaid, and, if so given, shall be effective when mailed; or

(2) by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier or by personal delivery to the shareholder, and, if so given, shall be effective when actually received by the shareholder.

(e) If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment; provided, however, that, if a new record date for the adjourned meeting is fixed pursuant to Article I, Section 3(c), notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

(f) If three successive notices are given by the Corporation, whether with respect to a shareholders' meeting or otherwise, to a shareholder and are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for the shareholder is made known to the Corporation.

6. **QUORUM.** Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. One-third of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on the matter. If a quorum does not exist with respect to any voting group, the president or any shareholder or proxy that is present at the meeting, whether or not a member of that voting group, may adjourn the meeting to a different date, time, or place, and (subject to the next sentence) notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed pursuant to Article I, Section 3(c), notice of the adjourned meeting shall be given pursuant to Article I, Section 5 to persons who are shareholders as of the new record date. At any adjourned meeting at which a quorum exists, any matter may be acted upon that could have been acted upon at the meeting originally called; provided, however, that, if new notice is given of the adjourned meeting, then such notice shall state the purpose or purposes of the adjourned meeting sufficiently to permit action on such matters. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting.

7. **VOTING ENTITLEMENT OF SHARES.** Except as stated in the articles of incorporation, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders' meeting.

8. **PROXIES; ACCEPTANCE OF VOTES AND CONSENTS.**

(a) A shareholder may vote either in person or by proxy.

(b) An appointment of a proxy is not effective against the Corporation until the appointment is received by the Corporation. An appointment is valid for eleven months unless a different period is expressly provided in the appointment form.

(c) The Corporation may accept or reject any appointment of a proxy, revocation of appointment of a proxy, vote, consent, waiver, or other writing purportedly signed by or for a shareholder, if such acceptance or rejection is in accordance with the provisions of the Colorado Business Corporation Act.

9. WAIVER OF NOTICE.

(a) A shareholder may waive any notice required by the Colorado Business Corporation Act, the articles of incorporation or these bylaws, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A shareholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

10. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. Action taken pursuant to this section shall be effective when the Corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote thereon. Action taken pursuant to this section shall be effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings necessary to effect the action specify another date, which may be before or after the date the writings are received by the Corporation. Such action shall have the same effect as action taken at a meeting of shareholders and may be described as such in any document. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

11. MEETINGS BY TELECOMMUNICATIONS. To the extent provided by resolution of the Board of Directors or in the notice of the meeting, any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

Article II
DIRECTORS

1. **AUTHORITY OF THE BOARD OF DIRECTORS.** The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors.

2. **NUMBER.** Subject to the provisions of the Articles of Incorporation, the number of directors shall be fixed by resolution of the board of directors from time to time and may be increased or decreased by resolution adopted by the board of directors from time to time, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3. **QUALIFICATION.** Directors shall be natural persons at least eighteen years old but need not be residents of the State of Colorado or shareholders of the Corporation.

4. **ELECTION.** The board of directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose.

5. **TERM.** Each director shall be elected to hold office until the next annual meeting of shareholders and until the director's successor is elected and qualified unless the directors are appointed to staggered terms as provided in the Articles of Incorporation. In such case, the terms of the directors shall expire as set forth in the Articles of Incorporation

6. **RESIGNATION.** A director may resign at any time by giving written notice of his or her resignation to any other director or (if the director is not also the secretary) to the secretary. The resignation shall be effective when it is received by the other director or secretary, as the case may be, unless the notice of resignation specifies a later effective date. Acceptance of such resignation shall not be necessary to make it effective unless the notice so provides.

7. **REMOVAL.** Any director may be removed by the shareholders of the voting group that elected the director, with or without cause at a meeting called for that purpose. The notice of the meeting shall state that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

8. **VACANCIES.**

(a) If a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors:

(1) The shareholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose; or

(2) The board of directors may fill the vacancy; or

(3) If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

(b) Notwithstanding Article II, Section 8(a), if the vacant office was held by a director elected by a voting group of shareholders, then, if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

(c) A vacancy that will occur at a specific later date, by reason of a resignation that will become effective at a later date under Article II, Section 6 or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

9. **MEETINGS.** The board of directors may hold regular or special meetings in or out of Colorado. A regular meeting shall be held in the principal office of the Corporation on such date or dates, and at such time, as may be established by resolution of the board of directors. If the board shall establish a date and time for a regular meeting of the board, such meeting may be held without notice of the date, time, place, or purpose of the meeting The board of directors may, by resolution, establish other dates, times and places for additional regular meetings, which may thereafter be held without further notice. Special meetings may be called by the president or by any two directors and shall be held at the principal office of the Corporation unless another place is consented to by every director. At any time when the board consists of a single director, that director may act at any time, date, or place without notice.

10. **NOTICE OF SPECIAL MEETING.** Notice of a special meeting shall be given to every director at least twenty four hours before the time of the meeting, stating the date, time, and place of the meeting. The notice need not describe the purpose of the meeting. Notice may be given orally to the director, personally or by telephone or other wire or wireless communication. Notice may also be given in writing by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier. Notice shall be effective at the earliest of the time it is received; five days after it is deposited in the United States mail, properly addressed to the last address for the director shown on the records of the Corporation, first class postage prepaid; or the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, in the United States mail and if the return receipt is signed by the director to which the notice is addressed.

11. **QUORUM.** Except as provided in Article II, Section 8, a majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at all meetings of the board of directors. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by law.

12. **Waiver of Notice.**

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. **Attendance by Telephone.** One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. **Deemed Assent to Action.** A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

(1) The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

(2) The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or

(3) The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. **Action by Directors Without a Meeting.** Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

12. WAIVER OF NOTICE.

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

> **(1)** The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;
>
> **(2)** The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or
>
> **(3)** The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

12. **Waiver of Notice.**

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. **Attendance by Telephone.** One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. **Deemed Assent to Action.** A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

(1) The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

(2) The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or

(3) The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. **Action by Directors Without a Meeting.** Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

12. WAIVER OF NOTICE.

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

> **(1)** The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;
>
> **(2)** The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or
>
> **(3)** The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

12. WAIVER OF NOTICE.

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

> **(1)** The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;
>
> **(2)** The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or
>
> **(3)** The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

12. WAIVER OF NOTICE.

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Article II, Section 12(b), the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

13. ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

14. DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

(1) The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

(2) The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or

(3) The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting.

The right of dissent or abstention pursuant to this Article II, Section 14 as to a specific action is not available to a director who votes in favor of the action taken.

15. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

(2) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(e) Indemnification permitted under this Article V, Section 2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

3. **MANDATORY INDEMNIFICATION OF DIRECTORS.** The Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

4. **ADVANCE OF EXPENSES TO DIRECTORS.**

(a) The Corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(1) The director furnishes to the Corporation a written affirmation of the director's good faith belief that he or she has met the standard of conduct described in Article V, Section 2.

(2) The director furnishes to the Corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

(3) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(b) The undertaking required by Article V, Section 4(a)(2) shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(c) Determinations and authorizations of payments under this Article V, Section 4 shall be made in the manner specified in Article V, Section 6.

5. **COURT-ORDERED INDEMNIFICATION OF DIRECTORS.** A director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(1) If it determines that the director is entitled to mandatory indemnification under Article V, Section 3, the court shall order indemnification, in

which case the court shall also order the Corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(2) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in Article V, Section 2(a) or was adjudged liable in the circumstances described in Article V, Section 2(d), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in Article V, Section 2(d) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

6. DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION OF DIRECTORS.

(a) The Corporation may not indemnify a director under Article V, Section 2 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Article V, Section 2. The Corporation shall not advance expenses to a director under Article V, Section 4 unless authorized in the specific case after the written affirmation and undertaking required by Article V, Section 4(a)(1) and 4(a)(2) are received and the determination required by Article V, Section 4(a)(3) has been made.

(b) The determinations required by Article V, Section 6(a) shall be made:

(1) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(2) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(c) If a quorum cannot be obtained as contemplated in Article V, Section 6(b)(1), and a committee cannot be established under Article V, Section 6(b)(2) if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by Article V, Section 6(a) shall be made:

(1) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in Article V, Section 6(b)(1) or 6(b)(2), or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(2) By the shareholders.

(d) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

7. INDEMNIFICATION OF OFFICERS, EMPLOYEES, FIDUCIARIES, AND AGENTS.

(a) An officer is entitled to mandatory indemnification under Article V, Section 3 and is entitled to apply for court-ordered indemnification under Article V, Section 5, in each case to the same extent as a director;

(b) The Corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the Corporation to the same extent as to a director; and

(c) The Corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the Corporation, or who, while a director, officer, employee, fiduciary, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Article V, Sections 2, 3, or 7. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

9. NOTICE TO SHAREHOLDERS OF INDEMNIFICATION OF DIRECTOR. If the Corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Article VI
SHARES

1. **CERTIFICATES.** Certificates representing shares of the capital stock of the Corporation shall be in such form as is approved by the board of directors and shall be signed by the chairman or vice chairman of the board of directors (if any), or the president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the Corporation. Each certificate representing shares shall state upon its face

(a) That the Corporation is organized under the laws of the State of Colorado;

(b) The name of the person to whom issued;

(c) The number and class of the shares and the designation of the series, if any, that the certificate represents;

(d) The par value, if any, of each share represented by the certificate;

(e) Any restrictions imposed by the Corporation upon the transfer of the shares represented by the certificate; and

(f) Other matters required to be stated on the certificates by the Colorado Business Corporation Act, §7-106-206 and other applicable sections.

2. **FACSIMILE SIGNATURES.** Where a certificate is signed

(a) By a transfer agent other than the Corporation or its employee, or

(b) By a registrar other than the Corporation or its employee, any or all of the officers' signatures on the certificate required by Article VI, Section 1 may be facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any certificate, shall cease to be such officer, transfer agent, or registrar, whether because of death, resignation, or otherwise, before the certificate is issued by the Corporation, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

3. **TRANSFERS OF SHARES.** Transfers of shares shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed by the person or persons appearing upon the face of such certificate to be the owner, or accompanied by a proper transfer or assignment separate from the certificate, except as may otherwise be expressly provided by the statutes of the State of Colorado or by order of a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer. The Corporation shall be entitled to treat the person in whose name any shares are registered on its books as the owner of those shares for all purposes and shall not be bound to recognize any equitable or other claim or interest in the shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest.

4. **SHARES HELD FOR ACCOUNT OF ANOTHER.** The board of directors may adopt by resolution a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution shall set forth

(a) The classification of shareholders who may certify;

(b) The purpose or purposes for which the certification may be made;

(c) The form of certification and information to be contained herein;

(d) If the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or the closing of the stock transfer books within which the certification must be received by the Corporation; and

(e) Such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

Article VII
MISCELLANEOUS

1. **CORPORATE SEAL.** The board of directors may adopt a seal, circular in form and bearing the name of the Corporation and the words "SEAL" and "COLORADO," which, when adopted, shall constitute the seal of the Corporation. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced, or rubber stamped with indelible ink. Even if the Corporation has adopted a corporate seal, properly authorized actions of the Corporation are effective whether or not any writing evidencing such action is sealed.

2. **FISCAL YEAR.** The board of directors may, by resolution, adopt a fiscal year for the Corporation.

3. **RECEIPT OF NOTICES BY THE CORPORATION.** Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Corporation when they are received

(a) At the registered office of the Corporation in the State of Colorado;

(b) At the principal office of the Corporation (as that office is designated in the most recent document filed by the Corporation with the Secretary of State for the State of Colorado designating a principal office) addressed to the attention of the secretary of the Corporation;

(c) By the secretary of the corporation wherever the secretary may be found; or

(d) By any other person authorized from time to time by the board of directors, the president, or the secretary to receive such writings, wherever such person is found.

4. **FACSIMILE SIGNATURE.** Where, under these Bylaws or under the Colorado Business Corporation Act, as amended, a signature of a director, officer or shareholder of the Corporation is required, such signature may be presented either in original form or by a facsimile copy thereof, to the extent permitted by law.

5. **AMENDMENT OF BYLAWS.** These Bylaws may at any time and from time to time be amended, supplemented, or repealed by the board of directors.

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The undersigned director has adopted the foregoing bylaws as the bylaws of MIND2MARKET, INC. effective ________________, 2005.

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James Clark, President